Exhibit 99.1

Turning Point Brands Announces Acquisition of Assets from Durfort Holdings

LOUISVILLE, KY. (June 10, 2020) - Turning Point Brands, Inc. (“TPB”) (NYSE: TPB), a leading provider of Other Tobacco Products (“OTP”) and adult consumer alternatives, today announced the acquisition of certain tobacco assets and distribution rights from Durfort Holdings S.R.L. (“Durfort”) and Blunt Wrap USA for a total consideration of $46 million.

Durfort is the long-time supplier of TPB’s Make-Your-Own (“MYO”) cigar wrap products. The transaction combines Durfort’s and Blunt Wrap USA’s world-class intellectual property and manufacturing know-how with TPB’s market leading Zig-Zag® MYO cigar wraps brand and national distribution.

“We are pleased to enter into this transaction with our business partner,” said Larry Wexler, TPB President and CEO. “In addition to the immediately accretive financial benefits, the transaction secures long-term control of our Zig-Zag MYO cigar wrap products and provides us access to a deep portfolio of tobacco products with significant immediate and future strategic value. This solidifies our current market position and provides a base for accelerated expansion with novel and leading-edge products.”

Through this transaction, TPB acquires co-ownership in the intellectual property rights of all Durfort’s and Blunt Wrap’s Homogenized Tobacco Leaf (“HTL”) cigar wraps and cones. The acquisition eliminates current royalty related expenses on HTL cigar wraps and cones, providing for expanded margins. TPB will also enter into an exclusive Master Distribution Agreement to market and sell the original Blunt Wrap® cigar wraps brand in the USA. The Master Distribution Agreement is expected to be effective in the next 120 days, adding complementary access to difficult to reach alternative channels.

“This partnership between Durfort and Turning Point Brands has been highly successful in introducing innovative products to the Other Tobacco Products space,” said Danny Sinclair, founder of Durfort and Blunt Wrap USA. “Durfort looks forward to continuing to work with TPB in bringing exciting new alternative products to adult consumers and in expanding distribution of the Blunt Wrap brand through TPB’s nationwide distribution network.”

The purchase price of $46 million will be satisfied through $36 million in cash at closing and a $10 million promissory note. The transaction is expected to add approximately $5 million of net sales and $7 million of EBITDA on a pro forma annualized basis, due to consolidating adjustments and reduction of royalty fees in costs of goods sold.

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

About Turning Point Brands, Inc.

Louisville, Kentucky-based Turning Point Brands, Inc. (NYSE: TPB) is a leading U.S. provider of Other Tobacco Products and adult consumer alternatives. TPB, through its focus brands generates solid cash flow which it uses to finance acquisitions, increase brand support and strengthen its capital structure. TPB does not sell cigarettes. More information about the company is available at its corporate website, www.turningpointbrands.com.

About Durfort Holdings S.R.L.

Durfort is an industry leader in alternative cigar and cigar wrap manufacturing and distribution.

About Blunt Wrap USA

Blunt Wrap USA has been an innovator of new products in the smoking alternatives market since 1997 and has secured patents in the USA and internationally for novel smoking wrappers and cones.

Non-GAAP Financial Measures

Within this press release, TPB includes certain forward-looking non-GAAP financial measures including EBITDA. These forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs regarding the potential benefits of the transaction. TPB is not able to reconcile forward-looking non-GAAP measures to meaningful comparative GAAP financial measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. These non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, net earnings or other measures of financial performance prepared in accordance with GAAP as more fully discussed in TPB’s financial statements and filings with the SEC.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “plan” and “will” or, in each case, their negative, or other variations or comparable terminology.  These forward-looking statements include all matters that are not historical facts.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  As a result, actual events may differ materially from those expressed in or suggested by the forward-looking statements.  Any forward-looking statement made by TPB in this press release speaks only as of the date hereof.  New risks and uncertainties come up from time to time, and it is impossible for TPB to predict these events or how they may affect it. TPB has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.  Factors that could cause these differences include, but are not limited to:

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

•	declining sales of tobacco products, and expected continuing decline of sales, in the tobacco industry overall;
•	our dependence on a small number of third-party suppliers and producers;
•	the possibility that we will be unable to identify or contract with new suppliers or producers in the event of a supply or product disruption;
•	our business may be damaged by events outside of our suppliers’ control, such as the impact of epidemics (e.g., coronavirus), pollical upheavals, or natural disasters;
•	the possibility that our licenses to use certain brands or trademarks will be terminated, challenged or restricted;
•	failure to maintain consumer brand recognition and loyalty of our customers;
•	substantial and increasing U.S. regulation;
•	regulation of our products by the FDA, which has broad regulatory powers;
•	our products are subject to developing and unpredictable regulation, for example, current court action moving forward certain substantial Pre Market Tobacco Application obligations;
•	some of our products contain nicotine which is considered to be a highly addictive substance;
•	uncertainty related to the regulation and taxation of our NewGen products;
•	possible significant increases in federal, state and local municipal tobacco- and vapor-related taxes;
•	possible increasing international control and regulation;
•	our reliance on relationships with several large retailers and national chains for distribution of our products;
•	our amount of indebtedness;
•	the terms of our credit facilities, which may restrict our current and future operations;
•	intense competition and our ability to compete effectively;
•	uncertainty and continued evolution of markets containing our NewGen products;
•	significant product liability litigation;
•	the scientific community’s lack of information regarding the long-term health effects of electronic cigarettes, vaporizer and e-liquid use;
•	requirement to maintain compliance with master settlement agreement escrow account;
•	competition from illicit sources;
•	our reliance on information technology;
•	security and privacy breaches;
•	contamination of our tobacco supply or products;
•	infringement on our intellectual property;
•	third-party claims that we infringe on their intellectual property;
•	failure to manage our growth;

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238

•	failure to successfully integrate our acquisitions or otherwise be unable to benefit from pursuing acquisitions;
•	fluctuations in our results;
•	exchange rate fluctuations;
•	adverse U.S. and global economic conditions;
•	sensitivity of end-customers to increased sales taxes and economic conditions;
•	failure to comply with certain regulations;
•	departure of key management personnel or our inability to attract and retain talent;
•	imposition of significant tariffs on imports into the U.S.;
•	reduced disclosure requirements applicable to emerging growth companies may make our common stock less attractive to investors, potentially decreasing our stock price;
•	failure to maintain our status as an emerging growth company before the five-year maximum time period a company may retain such status;
•	our principal stockholders will be able to exert significant influence over matters submitted to our stockholders and may take certain actions to prevent takeovers;
•
our certificate of incorporation and bylaws, as well as Delaware law and certain regulations, could discourage or prohibit acquisition bids or merger proposals, which may adversely affect the market price of our common stock;

•
our certificate of incorporation limits the ownership of our common stock by individuals and entities that are Restricted Investors. These restrictions may affect the liquidity of our common stock and may result in Restricted Investors being required to sell or redeem their shares at a loss or relinquish their voting, dividend and distribution rights;

•
future sales of our common stock in the public market could reduce our stock price, and any additional capital raised by us through the sale of equity or convertible securities may dilute your ownership in us;

•	we may issue preferred stock whose terms could adversely affect the voting power or value of our common stock; and
•	our status as a “controlled company” could make our common stock less attractive to some investors or otherwise harm our stock price.

Contact:
Robert Lavan, Senior Vice President, CFO
ir@tpbi.com  (502) 774-9238

Turning Point Brands, Inc. | www.turningpointbrands.com | ir@tpbi.com | 502.774.9238